                                                                                                                       EXHIBIT 99.17
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                  )                   DEBTOR IN POSSESSION OPERATING REPORT
                                                                            -------------------------------------
                                                        )
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES)            REPORT NUMBER            17                      Page 1 of 3
                                                        )                       FOR THE PERIOD FROM:        August 1, 2001
                                                        )                                               TO: August 31, 2001
                                                           -------------------------------------------------------------------------
                                                        )
--------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL                        )
--------------------------------------------------------
                                                           SEE ATTACHED

1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales
                                                           -------------------------
          Less Sales Returns and Discounts
                                                           -------------------------
                Net Sales                                                                                 -
                                                                                    ------------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost                                        -
                                                           -------------------------
               Add:  Purchases
                                                           -------------------------
               Less:  Ending Inventory at Cost                                    -
                                                           -------------------------
                    Cost of Goods Sold                                                                    -
                                                                                    ------------------------
          Gross Profit                                                                                                           -
                                                                                                            -----------------------

          Other Operating Revenue (Specify)                                                                                      -
                                                                                                            -----------------------

Less:     Operating Expenses
          Officer Compensation
                                                           -------------------------
          Salaries & Wages - Other Employees
                                                           -------------------------
               Total Salaries & Wages                                                                     -
                                                                                    ------------------------
               Employee Benefits                                                                          -
                                                                                    ------------------------
          Payroll Taxes
                                                           -------------------------
          Real Estate Taxes (Personal Property
          Tax)
                                                           -------------------------
          Federal and State Income Taxes
                                                           -------------------------
                Total Taxes                                                                               -
                                                                                    ------------------------
          Rent and Lease Exp. (Real and Personal
          Property)                                                               -
                                                           -------------------------
          Interest Expense (Mortgage, Loan, etc.)                                 -
                                                           -------------------------
          Insurance
                                                           -------------------------
          Automobile Expense
                                                           -------------------------
          Utilities (Gas, Electric, Water,
                    Telephone, etc.)
                                                           -------------------------
          Depreciation and Amortization
                                                           -------------------------
          Repairs and Maintenance
                                                           -------------------------
          Advertising                                                             -
                                                           -------------------------
          Supplies, Office Expenses, Photocopies,
          etc.
                                                           -------------------------
          Bad Debts                                                               -
                                                           -------------------------
          Miscellaneous Operating Expenses (Specify)                                                      -
                                                           -------------------------------------------------
               Total Operating Expenses                                                                                          -
                                                                                                            -----------------------

          Net Gain/(Loss) from Business Operations                                                                               -
                                                                                                            -----------------------
                                                                                                            -----------------------

B.  Not Related to Business Operations
          Income:
               Interest Income
                                                                                    ------------------------
               Other Non-Operating Revenues (Specify)
                                                                                    ------------------------
               Gross Proceeds on Sale of Assets
                                                           -------------------------
               Less:  Original Cost of Assets plus
                      Expenses of Sale
                                                           -------------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                                    ------------------------
               Total Non-Operating Income
                                                                                                            -----------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees
                                                                                    ------------------------
               Other Non-Operating Expenses (Specify)
                                                                                    ------------------------
                    Total Non-Operating Expenses                                                                                 -
                                                                                                            -----------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                          -
                                                                                                            =======================

-----------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                  UST-4
-----------------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
 Statement of Operations for the Period  August 31, 01

($000's)

REVENUES

     Sales                                                                                                    -
     Rental revenues                                                                                          -
                                                                                                  -------------
           Total revenues                                                                                     -

     Cost of goods sold                                                                                       -
     Cost of rental operation                                                                                 -
                                                                                                  -------------
           Total cost of sales and rental                                                                     -

           Gross profits                                                                                      -

     Selling expense                                                                                          -
     General & administration                                                                                 9
                                                                                                  -------------
           Total operating expenses                                                                           9

           Operating profit                                                                                  (9)

     Depreciation & amortization                                                                              -
     Corporate Interest allocation                                                                            -
     DIP Interest                                                                                             -
     Other income & expenses                                                                                  -
                                                                                                  -------------

     Earnings before reorganization items & income tax provision                                             (9)

     Reorganization items:
     Loss from sales of assets/Closing cost of facility                                                       -
     Professional fees                                                                                       69
     Provision for rejected executory contracts                                                               -
     Interest earned on accumulated cash resulting from chapter 11 Proceeding                                (1)
                                                                                                  -------------
           Total reorganization items                                                                        68

           Income(loss) before income tax provision                                                         (77)
     Income tax (benefits)                                                                                    -
                                                                                                  -------------
           Net income (loss)                                                                                (77)
                                                                                                  =============

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 17
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                  ---------------------------------------------
                                  Accounts Payable          Accounts Receivable
                                  ---------------------------------------------
Current         Under 30 days                   $0                           $0
Overdue         31 - 60 days                    $0                           $0
Overdue         61 - 90 days                    $0                           $0
Overdue         91 - 120 days                   $0                           $0
Overdue         121 + days                      $0                   $1,013,328
Total                                           $0                   $1,013,328
                                  ---------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:
                                                                    SEE ATTACHED

------------------------------------------------------------------------------------------------------------------------------------
                             Frequency of                                                                        Post-Petition
                             Payments per              Amount of                                               Payments Not Made
                                                                                                           -------------------------
    Creditor/Lessor         Lease/Contract           Each Payment              Next Payment Due            Number            Amount
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

                Gross Payroll Expense For Period                    $0 *SEE NOTE
                                                            ----------
                Gross Sales for Period Subject to Sales Tax         $0
                                                            ----------

                                                 -----------------------------------------------------------------------------------
                                                                                                             Post Petition Taxes
                                                     Date Paid               Amount Paid *                       Still Owing
                                                 -----------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes                                              $0                        $0
State Payroll and Withholding Taxes                                                $0                        $0
State Sales and Use Tax                                                            $0                        $0
Real Property Taxes                                                                $0                        $0
                                                 -----------------------------------------------------------------------------------

                * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                                 -----------------------------------------------------------------------------------
                                                     Carrier/                   Amount of                Policy        Premium Paid
                                                       Agent                     Coverage               Exp. Date        Thru Date
                                                 -----------------------------------------------------------------------------------
Worker's Compensation                               GULF INS CO                                          10/1/01          10/1/01
Liability                                           GULF INS CO                    SEE                   10/1/01          10/1/01
Fire and Extended Coverage                          GULF INS CO                  ATTACHED                10/1/01          10/1/01
Property                                            GULF INS CO          (Not Filed With Form 8K)        10/1/01          10/1/01
Theft                                                   CNA                                              10/1/01          10/1/01
Life (Beneficiary:________________)                TRANSAMERICA
Vehicle                                             GULF INS CO                                          10/1/01          10/1/01
Other                                             INSURANCE WEST                                         10/1/01          10/1/01
                                                 -----------------------------------------------------------------------------------

                                                 *NOTE: PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP, AND IS ALLOCATED TO THE
                                                        SUBSIDIARY INCURRING THE PAYROLL EXPENSE.
                                                        ALL PAYROLL TAXES ARE PAID BY ADP

-------------------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
AUGUST 31, 2001 CREDIT FACILITY
-------------------------------------------------
C:\My Documement\Form_8K_Filing\Aug01\[US_Trust_GRP-Consolidate.xls]page 3

                                                                                           MONTHLY      UNPAID
    BINDER    TAB                       DESCRIPTION                       COMPANY          PAYMENT      POST PETITION
    ------    ---    ------------------------------------                 -------          --------------------------
    CRF98      39    IBM Credit Corp - AS400/JBA Software                 Group              7,866            0
      V        85    Xerox - Copier #C0H-010403                           Group - Acct         558            0
    CRF98      40    Pitney Bowes - Postage meter                         Four Star            167            0
    CRF98      12    Minolta Copier Corp - Copier/Fax                     Four Star            264            0
    CRF98      11    30 Warren Place Corp (NY rent)                       Four Star         20,190            0
    CRF98     11A    718 S. Fulton Ave (NY Storage)                       Four Star          6,875            0

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 17
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6.   Questions:

         A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                 _____ : Yes Explain: __________________________________________
                       X  : No
         B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                 _____ : Yes Explain: __________________________________________
                       X  : No


7.   Statement of Unpaid Professional Fees (Post-Petition Only):

                         ---------------------------------------------------------------------------------------------
                                                                            Type                       Post-Petition
                               Name of Professional                     Professional                   Unpaid Total**
                         ---------------------------------------------------------------------------------------------
                         Crossroads, LLC                           Turnaround management                          -    Estimated
                         ---------------------------------------------------------------------------------------------
                         George Nicolais                           Financial advisor                          5,559    Estimated
                         ---------------------------------------------------------------------------------------------
                         Klee Tuchin Bogdanoff & Stern             Counsel                                   11,963    Estimated
                         ---------------------------------------------------------------------------------------------
                         Latham Watkins                            Counsel                                        -
                         ---------------------------------------------------------------------------------------------
                         Stutman Treister                          Counsel                                    6,824    Estimated
                         ---------------------------------------------------------------------------------------------
                         Imperial Capital, LLC                     Financial advisor                              -
                         ---------------------------------------------------------------------------------------------
                         Holland & Knight                          Counsel                                    3,112    Estimated
                         ---------------------------------------------------------------------------------------------
                         Ernst & Young                             Independent Auditors                           -
                         ---------------------------------------------------------------------------------------------

                         **NOTE: Professional fees are paid by Matthews Studio
                                 Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A








9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                          Quarterly
     Quarterly          Disbursements          Quarterly                                                               Quarterly
   Period Ending          for Quarter             Fee               Date Paid        Amount Paid       Check No.    Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
       6/30/00          $ 7,108,942.00          $24,500.00           7/31/00          $24,500.00         2408
       9/30/00          $ 7,208,343.00          $21,500.00           0/24/00          $21,500.00         1395
      12/31/00          $ 7,053,994.00          $21,000.00           1/26/01          $21,000.00         1543
       3/31/01          $ 5,307,500.00          $18,250.00           4/27/01          $18,250.00         1643
       6/30/01          $11,171,217.00          $16,250.00           7/26/01          $16,250.00         1710
------------------------------------------------------------------------------------------------------------------------------------



I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  September. 28, 2001                          Signed:  \s\ Ellen Gordon

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                              PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA

------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
IN RE:                                              )                                         DEBTOR IN POSSESSION INTERIM STATEMENT
                                                    )
            Matthews Studio Equipment Group         )                                                         STATEMENT NO. 17
                                                    )                                                  FOR THE PERIOD FROM: 08/01/01
                                             DEBTOR )                                                                   TO: 08/31/01
----------------------------------------------------)     --------------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                 )         General      Concentration      Payroll       Tax     Pre-Chapter
----------------------------------------------------          Account         Account         Account     Account     Payroll
CASH ACTIVITY ANALYSIS                                    --------------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements      $36,072,144.66   $25,287,228.28   $294,606.93    $0.00   $5,853,394.88

B.   Less:  Total Disbursements Per All Prior             $36,072,144.66   $24,434,939.43   $294,606.93    $0.00   $5,847,564.37
              Interim Statements
                                                          --------------------------------------------------------------------------
C.   Beginning Balance                                    $         0.00   $   852,288.85   $      0.00    $0.00   $    5,830.51
                                                          --------------------------------------------------------------------------
D.   Receipts During Current Period
                                                          --------------------------------------------------------------------------
      Per Attached Schedule (Not filed with Form 8K)      $    30,554.19   $   203,232.60   $      0.00    $0.00           95.84
                                                          --------------------------------------------------------------------------
E.   Balance Available                                    $    30,554.19   $ 1,055,521.45   $      0.00    $0.00   $    5,926.35
                                                          --------------------------------------------------------------------------
F.   Less:  Disbursements During Period

      Per Attached Schedule (Not filed with Form 8K)      $    30,554.19   $   281,831.07   $      0.00    $0.00           19.40
                                                          --------------------------------------------------------------------------
G.   Ending Balance                                       $         0.00   $   773,690.38   $      0.00    $0.00   $    5,906.95
                                                          --------------------------------------------------------------------------
                                                                --------------------------------------------------------------------
                                                                Investment      Professional         CD             5-Month CD
                                                                  Account          Account        Account            Account
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements            $4,549,483.49    $3,278,791.22   $355,957.03       $14,315,966.00

B.    Less:  Total Disbursements Per All Prior                  $4,045,490.30    $3,278,791.22   $355,957.03       $ 4,726,668.06
              Interim Statements
                                                                --------------------------------------------------------------------
C.    Beginning Balance                                         $  503,993.19    $        0.00   $      0.00       $ 9,589,297.94
                                                                --------------------------------------------------------------------
D.     Receipts During Current Period

        Per Attached Schedule (Not filed with Form 8K)              59,375.87       203,443.63             -                    -
                                                                --------------------------------------------------------------------
E.     Balance Available                                        $  563,369.06    $  203,443.63   $      0.00       $ 9,589,297.94
                                                                --------------------------------------------------------------------
F.     Less:  Disbursements During Period

        Per Attached Schedule (Not filed with Form 8K)             192,809.74       203,443.63             -                    -
                                                                --------------------------------------------------------------------
G.     Ending Balance                                           $  370,559.32    $        0.00   $      0.00       $ 9,589,297.94
                                                                --------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1).  General Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411952738
    (2).  Concentration Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411952886
    (3).  Payroll Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411952800
    (4).  Tax Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411952851
    (5).  Pre-Chapter Payroll Account
          (a)     Western Security Bank 4100 W. Alameda Ave.,Burbank, Ca.
          (b)     001064088
    (6).  Investment Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     BHS-072281
    (7).  Professional Account
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411953459
    (8).  Certificate of of Deposit
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411956334
    (9).  5-Month Liquid Certificate of of Deposit
          (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)     411955893



I.  Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:  September 29, 2001                        Signed: /s/ Ellen Gordon
-------------------------- ---------------------- ------------------------------